LEGG MASON TAX-FREE INCOME FUND

LEGG MASON INVESTMENT COUNSEL MARYLAND TAX-FREE INCOME TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE SUMMARY PROSPECTUS, DATED JULY 31, 2011

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated July 31, 2011, as supplemented on May 31, 2012 and as may be amended or further supplemented, the fund’s statement of additional information, dated July 31, 2011, as supplemented on May 31, 2012 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated March 31, 2012, are incorporated by reference into this Summary Prospectus.

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